UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 29, 2008

Lifevantage Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Colorado	000-30489	90-0224471
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11545 W. Bernardo Court, Suite 301, San Diego, California		92127
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-312-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On October 29, 2008, Lifevantage Corporation (the "Company") announced that the Company is entering the network marketing industry via independent distributorships in a press release entitled, "LifeVantage Announces Launch of Protandim® Into Multi-Billion Dollar Network Marketing Sales Channel." The Company will continue to have a retail and direct to consumer presence in addition to the independent distributorships.

The press release is attached as Exhibit 99.1 hereto, which is furnished under Item 8.01 of this report and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

99.1 Press release, dated October 29, 2008, entitled, "LifeVantage Announces Launch of Protandim® Into Multi-Billion Dollar Network Marketing Sales Channel."

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lifevantage Corporation

October 31, 2008	By:	/s/ Bradford K. Amman

Name: Bradford K. Amman
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release, dated October 29, 2008, entitled, “LifeVantage Announces Launch of Protandim® Into Multi-Billion Dollar Network Marketing Sales Channel.”